UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2004 (November 10, 2004)

GTx, Inc.

(Exact name of registrant as specified in its charter)

Delaware	005-79588	62-1715807
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 N. Dunlap Street
3rd Floor, Van Vleet Building
Memphis, Tennessee 38163
(901) 523-9700
(Address, including zip code, and telephone number,
including area code, of registrant’s principal executive offices)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition.
ITEM 9.01 Financial Statements and Exhibits.
SIGNATURE
Ex-99.1 Press Release

ITEM 2.02 Results of Operations and Financial Condition.

On November 11, 2004, GTx, Inc. issued an earnings release for the third quarter ending September 30, 2004, a copy of which is furnished as Exhibit 99.1 to this Current Report.

This release is furnished by GTx pursuant to Item 2.02 of Form 8-K and is not to be considered “filed” under the Exchange Act, and shall not be incorporated by reference into any previous or future filing by the Registrant under the Securities Act or the Exchange Act.

ITEM 9.01 Financial Statements and Exhibits.

(c)	Exhibits

Exhibit
Number	Description
99.1	Press Release issued by GTx, Inc. dated November 11, 2004

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GTx, Inc.

Date: November 11, 2004	By:	/s/ Mark E. Mosteller
		Name:	Mark E. Mosteller
		Title:	Chief Financial Officer (principal accounting and financial officer)